UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 20, 2013

NYBD HOLDING, INC.

Exact name of registrant as specified in its charter)

FLORIDA	333-148987	20-35337265
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

2600 WEST OLIVE AVENUE 5F
BURBANK, CA 91505
(Address of principal executive offices and Zip Code)

Registrant’s telephone number, including area code: 855-710-5437

155 E. FLAGLER STREET
MIAMI, FL 33131
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-

      2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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GENERAL NOTE

This current report on Form 8-K is being filed by NYBD Holding, Inc. following the completion of the acquisition of Pleasant Kids, Inc., (“Pleasant Kids”), a private Florida corporation, on September 20, 2013, pursuant to the terms of a share exchange agreement dated September 20, 2013.

In connection with the closing of the share exchange agreement with Pleasant Kids, NYBD Holding, Inc. experienced a change of control, as our existing director resigned, new directors who were nominees of Pleasant Kids were appointed to the board and former stockholders of Pleasant Kids were issued shares that constituted 80% of the issued and outstanding shares of the preferred “A” class stock of NYBD Holding, Inc., giving the holders of those shares a voting right equal to 60% of the issued and outstanding common stock. The Preferred A as class has a voting and conversion right equal to 75% of the issued and outstanding common stock. Additionally, as a result of the acquisition, Pleasant Kids current management became the management of NYBD Holdings, Inc. As a result, we have determined to treat the acquisition as a reverse recapitalization for accounting purposes, with Pleasant Kids as the acquirer for accounting purposes. As such, the financial information, including the operating and financial results, included in this current report on Form 8-K are that of Pleasant Kids rather than that of NYBD Holding, Inc. prior to the completion of the transactions described herein.

As used in this current report on Form 8-K, the terms “we”, “us” “our” and “Pleasant Kids” mean The Pleasant kids, Inc. Unless otherwise stated, “$” refers to United States dollars.

FORWARD-LOOKING STATEMENTS

This current report on Form 8-K contains forward-looking statements. Forward-looking statements are projections in respect of future events or our future financial performance. In some cases, you can identify forward-looking statements by terminology such as “may”, “should”, “intend”, “expect”, “plan”, “anticipate”, “believe”, “estimate”, “predict”, “potential”, or “continue” or the negative of these terms or other comparable terminology. These statements are only predictions and involve known and unknown risks, including the risks in the section entitled “Risk Factors”, uncertainties and other factors, which may cause our company’s or our industry’s actual results, levels of activity or performance to be materially different from any future results, levels of activity or performance expressed or implied by these forward-looking statements. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity or performance. Except as required by applicable law, including the securities laws of the United States, we do not intend to update any of the forward-looking statements to conform these statements to actual results.

Item 1.01 Entry into a Material Definitive Agreement.

The information contained in the section titled “Item 2.01 Completion of Acquisition or Disposition of Assets” below is responsive to this Item 1.01.

Item 2.01 Completion of Acquisition or Disposition of Assets.

Closing of Share Exchange Agreement

Pursuant to a share exchange agreement dated September 20, 2013 between NYBD Holding, Inc., Pleasant Kids, Inc. and all of the stockholders of Pleasant Kids, Inc., the share exchange agreement was closed and the acquisition of all of the issued and outstanding shares of Pleasant Kids, Inc. was completed on September 20, 2013. Pleasant Kids, Inc. is a private company incorporated under the laws of Florida engaged in the business of producing, marketing and distributing naturally balanced alkalized water for children, including and not limiting to organic natural juices.

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Pursuant to the terms of the share exchange agreement, and on the closing date thereof, the controlling stockholder of Pleasant Kids, sold all 1,000 issued and outstanding shares of common stock and 10,000,000 million shares of Class A Preffered stock of Pleasant Kids, Inc. to NYBD Holding, Inc. in consideration for the issuance of 1,000 shares of the common shares 10,000,000 of the Preferred A shares of NYBD Holding, Inc. ..

Following the closing of the share exchange agreement on September 10, 2013, NYBD Holding, Inc. acquired, through a merger with its subsidiary, NYBD Merger Sub, Inc., a Florida corporation, all 1,000 shares common stock in the capital of Pleasant Kids, Inc. On such date, Pleasant Kids, Inc. became a direct wholly owned subsidiary of NYBD, Holding. Inc.

Conversion of Consulting Agreement

Simultaneously with the closing of the share exchange agreement, on September 20, 2013, The Company agreed to convert a consulting agreement with JMZ Group that had been outstanding since February 1, 2013 into 23 million shares of NYBD Common Stock.

Share Cancellation

In connection with the closing of the share exchange agreement, Haim Yeffet, a shareholder, a director and officer of NYBD Holding, Inc., returned 13,000,000 shares of the common stock and 100,000 shares of Preferred A stock of NYBD Holding, Inc to the treasury of NYBD Holding, Inc. for cancellation. In connection to the share exchange agreement and for receiving 2,000,000 preferred “A” class shares, the note of $772,040.00 will be canceled by the note holder.

Name Change

As soon as practicable the Company will file an Amendment to the Articles of Incorporation requesting the state of Florida and FINRA to change its name from “NYBD Holdings, Inc.” to the new name “Pleasant Kids, Inc.” All of the company’s filings will reflect this new name when the process is completed with the state and federal agencies.

General Matters

The securities of NYBD Holding, Inc. that were issued to the stockholders of Pleasant Kids, Inc. upon the closing of the share exchange agreement have not been and will not be registered under the Securities Act of 1933, or under the securities laws of any state in the United States, and were issued in reliance upon an exemption from registration under the Securities Act of 1933. The securities may not be offered or sold in the United States absent registration under the Securities Act of 1933, or an applicable exemption from such registration requirements.

We have determined to treat the acquisition of Pleasant Kids, Inc. as a reverse recapitalization for accounting purposes. This current report will be amended to include the audited financial statements.

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FORM 10 INFORMATION BUSINESSES Corporate Overview

On February 27, 2013, the Company, then known as League Now Holdings, Inc. consummated a share exchange with NYBD Holdings, Inc. (NYBD) pursuant to which 100% of the equity in NYBD was exchange for 28,500,000 shares of the Company’s common stock, which was previously held by the Company’s former CEO, John Bianco. As a result of the transaction, the shareholders of NYBD became the majority owners of the Company and NYBD became a wholly owned subsidiary. The Company concurrently agreed to sell the operations of League Now to Mr. Bianco in exchange for the assumption by Mr. Bianco of all associated liabilities with the exception the notes payable due Asher Enterprises, Inc. For accounting and reporting purposes, this transaction will be treated as a reverse merger with NYBD being the surviving entity. All balances as of and for the period ended December 31, 2012 are those of League Now exclusive of NYBD. The financial statements for March 31, 2013 and thereafter will reflect the historical balances and results of operations for NYBD, exclusive of League Now. The details of this transaction were previously reported on Form 8-K, filed March 6, 2013, and an 8K/A filed on May 2, 2013.

NYBD Holding, Inc. was incorporated in March 16, 2012 with a Fiscal Year ending of December 31. NYBD Holding, Inc. has two deli restaurants that specialize in providing a wide variety of Bagels and cream cheese spread toppings along with a full service juice bar and large salad bar. The restaurants are located in downtown Miami located at 350 NE 24th St. and at 155 E. Flagler St.

As described above, on September 10, 2013, NYBD Holding, Inc entered into a share exchange agreement with Pleasant Kids, Inc. and all of its stockholders, and as a result of the closing of this agreement, Pleasant Kids, Inc. became a wholly owned subsidiary. NYBD Holding, Inc will close both of its deli restaurants at the closing of this agreement and adopt the operation of Pleasant Kid’s.

Pleasant Kids, Inc. was incorporated in July 17th, 2013 with a Fiscal Year Ending of September 30th.

Description of Business

Overview

Following the closing of the share exchange agreement with Pleasant Kids, Inc. and its stockholders, NYBD Holding, Inc became engaged in the business of distributing, marketing and selling naturally balanced alkalized spring bottled water for children.

Principal Products

Our company offers retail consumers naturally balanced alkalized spring bottled water for children in an 8oz. bottle through our brand “Pleasant Kids”.

We source our naturally balanced alkalized spring water, thoughtout the United States. Our product requirements are to bottle naturally balanced alkalized spring water with a minimum of 8.0 of pH, without the use of any chemicals, or ionize machinery.

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The main reason parents and consumers drink our product is for the perceived benefit that a proper pH balance helps fight disease and boosts the immune system and the perception that alkaline water helps to maintain a proper body pH and keeps cells young and hydrated.

Operations

Pleasant Kids, will operate primarily as a manufacturing, marketing and distribution company. We have created a branding company called Pleasant Kids Extra, Inc. that will be branding and managing our “Pleasant Kids Characters” in merchandizing and promotional products including licensing/branding agreements with other manufactures. Our Pleasant Kids Characters where created by PowerHouse Creative, Inc. a computer consulting team focused on the internet, mobile apps and graphic designs. Pleasant Kids, Inc. logo and characters are presently pending trademark and copyright approval from the USPTO and the US Copyright. .

Sample production, market research and consumer product acceptance of our product began in mid 2012. We focused on pre-launch market evaluation of our product thoughtout our 2 main market focuses for year 2014, which are California and Orlando/South Florida. Our product is currently at the introduction phase of its lifecycle. In April of 2013 Pleasant Kids did market research on the demand for naturally balance alkalized bottle water for in Los Angeles, California. In June of 2013 we repeated the processes in Orlando, Florida. Pleasant Kids, intends to launch into the internet market via it’s online store by mid October, this will also start our market and sales initiative in Orlando, Florida. We intend coordinate market entrance in California by mid January of 2014.

Our Market

We plan to target the parents of children between the ages of newborn to 9 years of age in the continental United States primarily through independent brokers and distributors. At present our sales efforts our focused in Orlando/South Florida. We expect to expand to California starting in mid January of 2014.

Health Issues, Concerns and Simple Solutions

Children need plenty of water to stay hydrated and healthy. Water makes up more than half of your child's weight and a steady supply is necessary to keep his body working properly. It can be challenging to get your child to drink enough water because most children prefer the sweet taste of juice, chocolate milk or soda to the plain taste of water. Teaching your child why drinking plenty of water is so important can motivate him/her to consume more, and entertaining activities can make learning about water more interesting, that’s where Pleasant Kids characters make the drinking of natural alkalized spring water fun for children.

A common myth is that kids need less water than adults because they're smaller.  Kids need to drink as much or more water than adults do because they're growing and at greater risk of dehydration. Kids should drink at least eight to 10 glasses of water per day.  Even the best tap water has toxins in it that give water a chemical aftertaste and present short- and long-term health risks.

U.S. Child Population Newborns to 9 Years of Age

There is an average of 4 million children born every year in America. The US Census estimates 64,000,000 million children from the ages of 0 to 9 years old. California and Texas are the most populous states and New York City the most populous city in the United States. The average child population has increased 40% compared to a decade ago.

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Children Food and Beverage Advertising Initiative

The Council of Better Business Bureaus and 10 leading food and beverage companies launched the Children's Food and Beverage Advertising Initiative in November 2006. The goal of the Initiative is to shift the mix of advertising primarily directed to children (“child-directed advertising”) to encourage healthier dietary choices and healthy lifestyles.  On December 31, 2013, new CFBAI-developed uniform nutrition criteria will go into effect and become the new foundation for child-directed food advertising.  The Initiative covers child-directed advertising on traditional media (TV, radio, print and Internet) as well as on new and emerging media, such as mobile media and video games.

Distribution Method for Our Product

We expect that our distribution network will be a broker-distributor-retailer network, whereby brokers represent our products to distributors and retailers. Our target retail markets are: (a) chain and independent health food stores; (b) grocery stores; (c) convenience stores; (d) drug stores; and the mass online retail market.

Dependence on Few Customers

During the period from May to August of 2013, Pleasant Kids, Inc. generated its revenue from a handful of small retail customers, in its consumer acceptance phase.

Marketing

Taking advantage of our USP “Unique Selling Position”, we intend to avail ourselves of the promotional activities of our competitors and expand throughout the same retail markets as they do. We anticipate that our initial marketing thrust will be to support the retailers and distribution partners with point of sales displays and other marketing materials, strategically adding an extensive PR program and other marketing as the markets dictate.

Competition

Even though we have a USP “Unique Selling Position” in the market and we expect to be first in market for this unique niche, the beverage industry is extremely competitive. The principal areas of competition include pricing, packaging, development of new products and flavors, and marketing campaigns. Our product will be competing directly with a wide range of drinks produced by a relatively large number of manufacturers. Most of these brands have enjoyed broad, well-established national recognition for years, through well-funded ads and other marketing campaigns. In addition, companies manufacturing these products generally have far greater financial, marketing, and distribution resources than we do.

Important factors that will affect our ability to compete successfully include the uniqueness of our product, our trademark characters, trade and consumer promotions, the development of new, unique and cutting edge products, attractive and unique packaging, branded product advertising, pricing, and the success of our distribution network.

We will also be competing to secure distributors who will agree to market our product over those of our competitors, provide stable and reliable distribution, and secure adequate shelf space in retail outlets. The extremely competitive pressures within the beverage categories could result in our product never even being introduced beyond what we can market locally themselves.

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Our product will compete generally with all liquid refreshments, including bottled water and numerous specialty beverages, such as: SoBe; Snapple; Arizona; Vitamin Water; Gatorade; and Powerade. We will compete directly with other alkaline water producers and brands focused on the emerging alkaline beverage market including: Eternal; Essentia; Icelandic; Real Water; Aqua Hydrate; Mountain Valley; Qure; Penta; and Alka Power.

Products offered by our direct competitors are sold in various volumes and prices with prices ranging from approximately $0.75 for to $1.00 for our 8oz. BPA-Free PETE Bottle.

Intellectual Property

We intend to seek, as dictated by our branding experts, to have trademark protection in the United States for a number of trademarks for slogans and product designs.

We intend to aggressively assert our rights under trade secret, unfair competition, trademark and copyright laws to protect our intellectual property, including product design, product research and concepts and recognized trademarks. These rights are protected through the acquisition of patents and trademark registrations, the maintenance of trade secrets, the development of trade dress, and, where appropriate, litigation against those who are, in our opinion, infringing these rights.

While there can be no assurance that registered trademarks will protect our proprietary information, we intend to assert our intellectual property rights against any infringer. Although any assertion of our rights could result in a substantial cost to, and diversion of effort by, our company, management believes that the protection of our intellectual property rights will be a key component of our operating strategy.

Seasonality of Business

The sales of our products are influenced to some extent by weather conditions in the markets in which we operate. Unusually cold or rainy weather during the summer months may have a temporary effect on the demand for our product and contribute to lower sales, which could have an adverse effect on our results of operations for such periods.

Research and Development Costs During the Last Year

Pleasant Kids plans on spending $150,000 in the coming year on the development of the Pleasant Kids brand and characters.

Government Regulation

The advertising, distribution, labeling, production, safety, sale, and transportation in the United States of our product will be subject to: the Federal Food, Drug, and Cosmetic Act; the Federal Trade Commission Act; the Lanham Act; state consumer protection laws; competition laws; federal, state and local workplace health and safety laws; various federal, state and local environmental protection laws; and various other federal, state and local statutes and regulations.

Our bottles or containers for our product are non-refillable, BPA-Free, recyclable containers. Legal requirements apply in many jurisdictions in the United States requiring that deposits or certain ecotaxes or fees be charged for the sale, marketing, and use of certain non-refillable beverage containers. The precise requirements imposed by these measures vary. Other types of statutes and regulations relating to beverage container deposits, recycling, ecotaxes and/or product stewardship also apply in various jurisdictions in the United States. We anticipate that additional, similar legal requirements may be proposed or enacted in the future at the local, state and federal levels in the United States.

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Any third-party bottling facility that we may choose to utilize in the future and any other such operations will be subject to various environmental protection statutes and regulations, including those relating to the use of water resources and the discharge of wastewater. It will be our policy to comply with any and all such legal requirements. Compliance with these provisions has not had, and we do not expect such compliance to have, any material adverse effect on our capital expenditures, net income or competitive position.

Employees

We currently employ one full time social media manager and three part-time beverage and retail experts whom work in the United States on a contract basis. Our operations are overseen directly by management that engages our employees to carry on our business. Our management oversees all responsibilities in the areas of corporate administration, business development, and research. We intend to expand our current management to retain skilled directors, officers, and employees with experience relevant to our business focus.

Our management’s relationships with manufacturers, distillers, development research companies, bottling concerns, and certain retail customers will provide the foundation through which we expect to grow our business in the future. We believe that the skill-set of our management team will be a primary asset in the development of our brands and trademarks. We also plan to form an independent network of contract sales and regional managers, a promotional support team, and several market segment specialists who will be paid on a variable basis.

RISK FACTORS

In addition to the other information set forth in this report, you should carefully consider the following factors, which could materially affect our business, financial condition or results of operations in future periods. The risks described below are not the only risks facing our company. Additional risks not currently known to us or that we currently deem to be immaterial also may materially adversely affect our business, financial condition or results of operations in future periods.

Risks Related to Our Business

Because we have a limited operating history, our ability to fully and successfully develop our business is unknown. We were incorporated in July 17, 2013, and we have only recently begun producing and distributing our naturally balanced alkaline spring bottled water for children, and do not have a significant operating history with which investors can evaluate our business.

Our ability to successfully develop our products, and to realize consistent, meaningful revenues and profit has not been established and cannot be assured. Pleasant Kids, has not realized any significant revenues and does not expect to do so in near future. Its net loss was $25,456 from its inception on July 17, 2013 to August 30, 2013. For us to achieve success, our products must receive broad market acceptance by consumers. Without this market acceptance, we will not be able to generate sufficient revenue to continue our business operation. If our products are not widely accepted by the market, our business may fail. Our ability to achieve and maintain profitability and positive cash flow is dependent upon our ability to generate revenues, manage development costs and expenses, and compete successfully with our direct and indirect competitors.

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Based upon current plans, we expect to incur operating losses in future periods. This will happen because there are expenses associated with the development, production, marketing, and sales of our product. As a result, we may not generate significant revenues in the future. Failure to generate significant revenues in near future may cause us to suspend or cease activities.

We will need additional funds to produce, market, and distribute our product.

We will have to spend additional funds to produce, market and distribute our product. If we cannot raise sufficient capital, we may have to cease operations and you could lose your investment.

We will need additional funds to produce our product for distribution to our target market. Even after we complete the production of our product, we will have to spend substantial funds on distribution, marketing and sales efforts before we will know if we have commercially viable and marketable/sellable products.

There is no guarantee that sufficient sale levels will be achieved.

There is no guarantee that the expenditure of money on distribution and marketing efforts will translate into sales or sufficient sales to cover our expenses and result in profits. Consequently, there is a risk that you may lose all of your investment.

Our development, marketing, and sales activities are limited by our size.

Because we are small and do not have much capital, we must limit our product development, marketing, and sales activities. As such we may not be able to complete our production and business development program and this will have a material adverse effect on the Company’s business, financial condition and results of operations.

Our officers and directors will be devoting a majority of their time to our operations WITH OUT SALARIES.

Because our officers and directors will not be receiving salaries during the first year of operations, a compensation of commission-based sales and dividends has been created to retain there expertize. This will insure that they are devoting all their time to the development and operations of the Company.

Changes in the nonalcoholic beverage business environment and retail landscape could adversely impact our financial results.

The nonalcoholic beverage business environment is rapidly evolving as a result of, among other things, changes in consumer preferences, including changes based on health and nutrition considerations and obesity concerns; shifting consumer tastes and needs; changes in consumer lifestyles; and competitive product and pricing pressures. In addition, the nonalcoholic beverage retail landscape is very dynamic and constantly evolving, not only in emerging and developing markets, where modern trade is growing at a faster pace than traditional trade outlets, but also in developed markets, where discounters and value stores, as well as the volume of transactions through e-commerce, are growing at a rapid pace. If we are unable to successfully adapt to the rapidly changing environment and retail landscape, our share of sales, volume growth and overall financial results could be negatively affected.

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Intense competition and increasing competition in the commercial beverage market could hurt our business.

The commercial retail beverage industry, and in particular its nonalcoholic beverage segment is highly competitive. Market participants are of various sizes, with various market shares and geographical reach, some of whom have access to substantially more sources of capital.

We will compete generally with all liquid refreshments, including bottled water and numerous specialty beverages, such as: SoBe; Snapple; Arizona; Vitamin Water; Gatorade; and Powerade.

We will compete indirectly with major international beverage companies including but not limited to: the Coca-Cola Company; PepsiCo, Inc.; Nestlé; Dr Pepper Snapple Group; Groupe Danone; Kraft Foods Group, Inc.; and Unilever. These companies have established market presence in the United States, and offer a variety of beverages that are substitutes to our product. We face potential direct competition from such companies, because they have the financial resources, and access to manufacturing and distribution channels to rapidly enter the alkaline water market.

We will compete directly with other alkaline water producers and brands focused on the emerging alkaline beverage market including: Eternal; Essentia; Icelandic; Real Water; Aqua Hydrate; Mountain Valley; Qure; Penta; and Alka Power. These companies could bolster their position in the alkaline water market through additional expenditure and promotion.

As a result of both direct and indirect competition, our ability to successfully distribute, market and sell our product, and to gain sufficient market share in the United States to realize profits may be limited, and our business plan may not succeed.

Alternative non-commercial beverages or processes could hurt our business.

The availability of non-commercial beverages, such as tap water, and machines capable of producing alkaline water at the consumer’s home could hurt our business, market share, and profitability.

Expansion of the alkaline beverage market or sufficiency of consumer demand in that market for operations to be profitable are not guaranteed.

The alkaline water market is an emerging market and there is no guarantee that this market will expand or that consumer demand will be sufficiently high to allow our company to successfully market, distribute and sell our product, or to successfully compete with current or future competition, all of which may result in total loss of your investment.

Our growth and profitability depends on the performance of THIRD PARTIES and our relationship with them.

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Our distribution network and its success depend on the performance of third parties. Any non-performance or deficient performance by such parties may undermine our operations, profitability, and result in total loss to your investment. To distribute our product, we will use a broker-distributor-retailer network whereby brokers represent our products to distributors and retailers who will in turn sell our product to consumers. The success of this network will depend on the performance of the brokers, distributors and retailers of this network. There is a risk that a broker, distributor, or retailer may refuse to or cease to market or carry our product. There is a risk that the mentioned entities may not adequately perform their functions within the network by, without limitation, failing to distribute to sufficient retailers or positioning our product in localities that may not be receptive to our product. Furthermore, such third parties’ financial position or market share may deteriorate, which could adversely affect our distribution, marketing and sale activities. We also need to maintain good commercial relationships with third-party brokers, distributors and retails so that they will promote and carry our product. Any adverse consequences resulting from the performance of third parties or our relationship with them could undermine our operations, and have a materially adverse effect on our business plan.

Health benefits of alkaline water is not guaranteed or proven, rather it is perceived by consumers.

Health benefits of alkaline water are not guaranteed and have not been proven. There is a perception that consuming alkaline water has beneficial health effects. Consequently, negative changes in consumers’ perception of the benefits of alkaline water or negative publicity surrounding alkaline water may result in loss of market share or potential market share and have a materially adverse effect on operating results.

Water scarcity and poor quality could negatively impact our production costs and capacity.

Water is the main ingredient in our product. It is also a limited resource, facing unprecedented challenges from overexploitation, increasing pollution, poor management, and climate change. As demand for water continues to increase, as water becomes scarcer, and as the quality of available water deteriorates, we may incur increasing production costs or face capacity constraints that could adversely affect our profitability or net operating revenues in the long run.

Increase in the cost, disruption of supply or shortage of ingredients, other raw materials or packaging materials could harm our business.

Our bottling partners and the company, will use water, packaging materials for bottles such as plastic and paper products. The prices for these ingredients, other raw materials and packaging materials fluctuate depending on market conditions. Substantial increases in the prices of our or our bottling partners’ ingredients, other raw materials and packaging materials, to the extent they cannot be recouped through increases in the prices of finished beverage products, would increase our operating costs and could reduce our profitability. Increases in the prices of our finished products resulting from a higher cost of ingredients, other raw materials and packaging materials could affect the affordability of our product and reduce sales.

An increase in the cost, a sustained interruption in the supply, or a shortage of some of these ingredients, other raw materials, or packaging materials and containers that may be caused by a deterioration of our or our bottling partners’ relationships with suppliers; by supplier quality and reliability issues; or by events such as natural disasters, power outages, labor strikes, political uncertainties or governmental instability, or the like, could negatively impact our net revenues and profits.

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Changes in laws and regulations relating to beverage containers and packaging could increase our costs and reduce demand for our products.

Our bottling partners and the company, intend to offer no refillable, BPA-Free PET Containers and recyclable materials in the United States. Legal requirements have been enacted in various jurisdictions in the United States requiring that deposits or certain ecotaxes or fees be charged for the sale, marketing and use of certain no refillable beverage containers. Other proposals relating to beverage container deposits, recycling, ecotax and/or product stewardship have been introduced in various jurisdictions in the United States and overseas, and we anticipate that similar legislation or regulations may be proposed in the future at local, state and federal levels in the United States. Consumers’ increased concerns and changing attitudes about solid waste streams and environmental responsibility and the related publicity could result in the adoption of such legislation or regulations. If these types of requirements are adopted and implemented on a large scale in the geographical regions in which we operate or intent to, they could affect our costs or require changes in our distribution model, which could reduce our net operating revenues or profitability.

Significant additional labeling or warning requirements or limitations on the availability of our product may inhibit sales of affected products.

Various jurisdictions may seek to adopt significant additional product labeling or warning requirements or limitations on the availability of our product relating to the content or perceived adverse health consequences of our product. If these types of requirements become applicable to our product under current or future environmental or health laws or regulations, they may inhibit sales of our product.

Unfavorable general economic conditions in the United States could negatively impact our financial performance.

Unfavorable general economic conditions, such as a recession or economic slowdown, in the United States could negatively affect the affordability of, and consumer demand for, our product in the United States. Under difficult economic conditions, consumers may seek to reduce discretionary spending by forgoing purchases of our products or by shifting away from our beverages to lower-priced products offered by other companies, including non-alkaline water. Consumers may also cease purchasing bottled water and consume tap water. Lower consumer demand for our product in the United States could reduce our profitability.

Adverse weather conditions could reduce the demand for our products.

The sales of our products are influenced to some extent by weather conditions in the markets in which we operate. Unusually cold or rainy weather during the summer months may have a temporary effect on the demand for our product and contribute to lower sales, which could have an adverse effect on our results of operations for such periods.

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Changes in, or failure to comply with, the laws and regulations applicable to our products or our business operations could increase our costs or reduce our net operating revenues.

The advertising, distribution, labeling, production, safety, sale, and transportation in the United States of our Company’s product will be subject to: the Federal Food, Drug, and Cosmetic Act; the Federal Trade Commission Act; the Lanham Act; state consumer protection laws; competition laws; federal, state, and local workplace health and safety laws, such as the Occupational Safety and Health Act; various federal, state and local environmental protection laws; and various other federal, state, and local statutes and regulations. Legal requirements also apply in many jurisdictions in the United States requiring that deposits or certain ecotaxes or fees be charged for the sale, marketing, and use of certain non-refillable beverage containers. The precise requirements imposed by these measures vary. Other types of statutes and regulations relating to beverage container deposits, recycling, ecotaxes and/or product stewardship also apply in various jurisdictions in the United States. We anticipate that additional, similar legal requirements may be proposed or enacted in the future at the local, state and federal levels in the United States. Changes to such laws and regulations could increase our costs or reduce or net operating revenues.

In addition, failure to comply with environmental, health or safety requirements and other applicable laws or regulations could result in the assessment of damages, the imposition of penalties, suspension of production, changes to equipment or processes, or a cessation of operations at our or our bottling partners’ facilities, as well as damage to our image and reputation, all of which could harm our profitability.

Because we can issue additional shares of common stock, our stockholders may experience dilution in the future.

We are authorized to issue up to 250,000,000 shares of common stock, of which 97,207,360 shares are issued and outstanding. Our board of directors has the authority to cause us to issue additional shares of common stock, and to determine the rights, preferences and privileges of such shares, without consent of any of our stockholders. Consequently, the stockholders may experience more dilution in their ownership of our stock in the future.

Trading on the OTC Bulletin Board may be volatile and sporadic, which could depress the market price of our common stock and make it difficult for our stockholders to resell their shares.

Our common stock is quoted on the OTC Bulletin Board. Trading in stock quoted on the OTC Bulletin Board is often thin and characterized by wide fluctuations in trading prices, due to many factors that may have little to do with our operations or business prospects. This volatility could depress the market price of our common stock for reasons unrelated to operating performance. Moreover, the OTC Bulletin Board is not a stock exchange, and trading of securities on the OTC Bulletin Board is often more sporadic than the trading of securities listed on a quotation system like NASDAQ a stock exchange like the NYSE. Accordingly, stockholders may have difficulty reselling any of the shares.

A decline in the price of our common stock could affect our ability to raise further working CAPITAL; it may adversely impact our ability to continue operations and we may go out of business.

A prolonged decline in the price of our common stock could result in a reduction in the liquidity of our common stock and a reduction in our ability to raise capital. Because we may attempt to acquire a significant portion of the funds we need in order to conduct our planned operations through the sale of equity securities, a decline in the price of our common stock could be detrimental to our liquidity and our operations because the decline may cause investors not to choose to invest in our stock. If we are unable to raise the funds we require for all our planned operations, we may be forced to reallocate funds from other planned uses and may suffer a significant negative effect on our business plan and operations, including our ability to develop new products and continue our current operations. As a result, our business may suffer, and not be successful and we may go out of business. We also might not be able to meet our financial obligations if we cannot raise enough funds through the sale of our common stock and we may be forced to go out of business.

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Because we do not intend to pay any cash dividends on our shares of common stock in the near future, our stockholders will not be able to receive a return on their shares unless they sell them.

We intend to retain any future earnings to finance the development and expansion of our business. We do not anticipate paying any cash dividends on our common stock in the near future. The declaration, payment and amount of any future dividends will be made at the discretion of the board of directors, and will depend upon, among other things, the results of operations, cash flows and financial condition, operating and capital requirements, and other factors as the board of directors considers relevant. There is no assurance that future dividends will be paid, and if dividends are paid, there is no assurance with respect to the amount of any such dividend. Unless we pay dividends, our stockholders will not be able to receive a return on their shares unless they sell them.

Our stock is a penny stock. Trading of our stock may be restricted by the SEC’s penny stock regulations which may limit a stockholder’s ability to buy and sell our stock.

Our stock is a penny stock. The Securities and Exchange Commission (“ SEC ”) has adopted Rule 15g-9 which generally defines “penny stock” to be any equity security that has a market price (as defined) less than $5.00 per share or an exercise price of less than $5.00 per share, subject to certain exceptions. Our securities are covered by the penny stock rules, which impose additional sales practice requirements on broker-dealers who sell to persons other than established customers and “accredited investors”. The term “accredited investor” refers generally to institutions with assets in excess of $5,000,000 or individuals with a net worth in excess of $1,000,000 or annual income exceeding $200,000 or $300,000 jointly with their spouse. The penny stock rules require a broker-dealer, prior to a transaction in a penny stock not otherwise exempt from the rules, to deliver a standardized risk disclosure document in a form prepared by the SEC, which provides information about penny stocks and the nature and level of risks in the penny stock market. The broker-dealer also must provide the customer with current bid and offer quotations for the penny stock, the compensation of the broker-dealer and its salesperson in the transaction and monthly account statements showing the market value of each penny stock held in the customer’s account. The bid and offer quotations, and the broker-dealer and salesperson compensation information, must be given to the customer orally or in writing prior to effecting the transaction and must be given to the customer in writing before or with the customer’s confirmation. In addition, the penny stock rules require that prior to a transaction in a penny stock not otherwise exempt from these rules; the broker-dealer must make a special written determination that the penny stock is a suitable investment for the purchaser and receive the purchaser’s written agreement to the transaction. These disclosure requirements may have the effect of reducing the level of trading activity in the secondary market for the stock that is subject to these penny stock rules. Consequently, these penny stock rules may affect the ability of broker-dealers to trade our securities. We believe that the penny stock rules discourage investor interest in and limit the marketability of our common stock.

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FINRA sales practice requirements may also limit a stockholder’s ability to buy and sell our stock.

In addition to the “penny stock” rules promulgated by the SEC, the Financial Industry Regulatory Authority (“ FINRA ”) has adopted rules that require that in recommending an investment to a customer, a broker-dealer must have reasonable grounds for believing that the investment is suitable for that customer. Prior to recommending speculative low priced securities to their non-institutional customers, broker-dealers must make reasonable efforts to obtain information about the customer’s financial status, tax status, investment objectives and other information. Under interpretations of these rules, the FINRA believes that there is a high probability that speculative low priced securities will not be suitable for at least some customers. The FINRA requirements make it more difficult for broker-dealers to recommend that their customers buy our common stock, which may limit your ability to buy and sell our stock.

ITEM 5.02 CHANGE IN OFFICERS AND DIRECTORS

Effective as the closing of the share exchange agreement detailed in Item 2.01, on September 10, 2013, Haim Yeffet resigned as President and C.E.O. of the company. Effective as of the closing of the share exchange agreement on September 10, 2013, Robert Rico, Calvin Lewis and Franjosé Yglesias-Bertheau, three nominees of Pleasant Kids, Inc., were appointed as directors of the company and Mr. Rico was appointed as chairman, president and CEO, Mr. Lewis was appointed as vice-president, Mr. Yeffet was appointed board member, Mr. Yglesias-Bertheau was appointed secretary and C.O.O. of the company and Mr. Wiedrich remains as CFO and treasurer of the company. These individuals will serve as board members until the next annual meeting of shareholders

DIRECTORS AND EXECUTIVE OFFICERS

The following individuals serve as directors and executive officers of our company. All directors of our company hold office until the next annual meeting of our stockholders or until their successors have been elected and qualified. The executive officers of our company are appointed by our board of directors and hold office until their death, resignation or removal from office.

Name	Position	Age	Date First Elected or Appointed
Robert Rico	Chairman, President, and CEO	39	September 10, 2013
Calvin Lewis	Vice-President and Director	44	September 10, 2013
Kenneth C. Wiedrich	Treasurer and CFO	67	September 10, 2013
Haim Yeffet	Director	63	September 10, 2013
Franjosé Yglesias-Bertheau	Secretary and COO	50	September 10, 2013

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Business Experience

The following is a brief account of the education and business experience during at least the past five years of each director and executive officer, indicating the person’s principal occupation during that period, and the name and principal business of the organization in which such occupation and employment were carried out.

Robert Rico

Mr. Rico has literally built his entire executive career on his energetic personality and six scene of marketing. A high energy, fiscally conscious, and goal-driven executive, Robert Rico approaches each new business challenge with his intrinsic flair for innovation, creative problem-solving, and measured risk-taking to drive consistent bottom-line improvements and shareholder returns.

Robert began his career on a path that is rare among other executives.  Raised in New Jersey, the young Robert entered the workforce at the age of 13 in the family business.  Acquiring his initial skill-sets, Robert found himself intrigued by the “world” of investment, mergers and acquisitions.  Robert has negotiated over $100 million dollars in mergers and acquisitions. Robert has been CEO and Chairman for 8 years of a public company, and held various board positions of other private and public entities.  He has also worked in the licensing and marketing world with Italian design house Pininfarina Extra. On November of 2009 he was awarded with the Key of the City of Miami for his philanthropic and business achievements.

Till recently Robert served as President of Pleasant Spring, a mountain spring water bottling company in Tiger, GA.  He has focused his knowledge of the financial investments world and the water industry to create what today is Pleasant Kids brand.

Calvin Lewis,

Mr. Lewis is a graduate from Florida International University with a BS in Chemistry and MBA in Finance from Nova Southern University (class of 2014). Lewis is responsible for managing the financial strategy and Sales of the company. Lewis is committed to maximizing long-term shareholder value, ensuring a balanced portfolio of growth initiatives, and maintaining the high level of integrity and transparency for which Pleasant Kid’s, commitment to test and analyze the water to ensure that our customers receive our product in the purist form. Previously as VSP Global Business Consultant, Lewis was able to bring about profitable growth, disciplined decision-making, and transparency in VSP Global Sales. He led the efforts to create and define the value chain for the sales and services model from which VSP is known for.

Kenneth C. Wiedrich

Mr. Wiedrich is a Senior level Executive with extensive hands-on experience in management, operational accounting, reporting for public companies, finance functions and in dealing with Board of Directors, Banks, Attorneys, Audit firms and SEC. He has been the CFO of a number of small public companies, some of which were start-up companies, which he helped through the start up phase of their operation. He also has experience with government cost accounting methods and all related government acquisition regulations.

Haim Yeffet

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Haim was born in 1950 in a kibbutz in the Galilee area of Israel. In1968 Haim joined the Israeli army and served in a commando unit. In1972 Haim opened his first fast food restaurant in Israel, called “Mrs. Tops.” In 1973 after the Yomkepoor war Haim came to United State, and settled in Miami Beach, FL., opening a fast food kosher restaurant in Miami Beach. Haim subsequently got married and opened more stores and also got into the building business, building homes in Sunnyland, Fl. Haim also built penthouses in buildings that housed his sandwich shop in South Beach. Haim presently owns a restaurant and bar in Coconut Grove, a kosher restaurant in Miami Beach and bagel stores in downtown Miami.

Franjosé Yglesias-Bertheau

Mr. Yglesias-Bertheau, joined the company after living and working for 7 years in the food & beverage distribution industry in China. While serving as the CEO of China Food Services, he negotiated contracts with giants like Carrefour, Metro, Jinkelong, and Vanguard Hypermarkets.

He started his professional career working in the early 90’s with Associated Grocers of Florida, than moved up the corporate ranks to Manager of Telecommunications Latin America Division for Eastman Kodak, where he learned the value of applying his Engineering skills to simplify and automating productivity in the manufacturing and logistics worldwide divisions of Kodak, he graduated from the University of Costa Rica in 1987 with an Electrical Engineering Degree. In 2001 he Co-Founded a systems integration company where his logistical and manufacturing knowledge landed him accounts like Lennar Homes, Del Monte Fresh Produce, and the City of Plantation.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Principal Stockholders and Management

The following table provides certain information regarding the ownership of our preferred stock, as of September 10, 2013 by:

•                  Each of our named executive officers;

•                  Each of our director;

•                  Each person known to us to own more than 5% of our outstanding common stock; and

•                  All of our executive officers and directors and as a group.

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Name and Address of Beneficial Owner	Title of Class	Amount and Nature of Beneficial Ownership (1)	Percentage of Class (2)
Robert Rico 4775 Collins Ave. Suite 4205 Miami Beach, FL 33140	Preferred Class “A” Stock	5,000,000(3)	50%
Haim Yeffet 155 E. Flagger Street Miami, FL	Preferred Class “A” Stock	2,000,000	20%
Haim Yeffet 155 E. Flagger Street Miami, FL	Common Stock	15,000,000	20%
Calvin Lewis 4779 Collins Ave. Suite 1907 Miami Beach, FL 33140	Preferred Class “A” Stock	2,000,000	20%
Franjosé Yglesias-Bertheau 14993 SW 21st Street Miramar, FL 33027	Preferred Class “A” Stock	1,000,000	10%

Notes

(1) Except as otherwise indicated, we believe that the beneficial owners of the common stock listed above, based on information furnished by such owners, have sole investment and voting power with respect to such shares, subject to community property laws where applicable. Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Preferred “A” class stock subject to options or warrants currently exercisable or exercisable within 60 days, are deemed outstanding for purposes of computing the percentage ownership of the person holding such option or warrants, but are not deemed outstanding for purposes of computing the percentage ownership of any other person.

(2) Percentage of ownership is based on the issued and outstanding of the preferred class “A” shares as of September 10, 2013.

Changes in Control

We are unaware of any arrangement the operation of which may at a subsequent date result in a change of control of our company.

Family Relationships

There are no family relationships among our directors or officers.

Involvement in Certain Legal Proceedings

None of our directors or executive officers have been involved in any of the following events during the past ten years:

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(a)	Any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time;

(b)	Any conviction in a criminal proceeding or being subject to a pending criminal proceeding (excluding traffic violations and other minor offences);

(c)	Being subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities;

(d)	Being found by a court of competent jurisdiction (in a civil action), the Securities and Exchange Commission or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated;

(e)	Being the subject of, or a party to, any federal or state judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated, relating to an alleged violation of: (i) any federal or state securities or commodities law or regulation; or (ii) any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease- and-desist order, or removal or prohibition order; or (iii) any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or

(f)	Being the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Securities Exchange Act of 1934), any registered entity (as defined in Section 1(a)(29) of the Commodity Exchange Act), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

Retirement or Similar Benefit Plans

There are no arrangements or plans in which we provide retirement or similar benefits for our directors or executive officers.

Resignation, Retirement, Other Termination, or Change in Control Arrangements

We have no contract, agreement, plan or arrangement, whether written or unwritten, that provides for payments to our directors or executive officers at, following, or in connection with the resignation, retirement or other termination of its directors or executive officers, or a change in control of our company or a change in our directors’ or executive officers’ responsibilities following a change in control.

Compensation of Directors

During the period ended August 30, 2013, Pleasant Kids, Inc., had no directors who were not the named executive officers of Pleasant Kids, Inc.

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We have no formal plan for compensating our directors for their services in their capacity as directors. Our directors are entitled to reimbursement for reasonable travel and other out-of-pocket expenses incurred in connection with attendance at meetings of our board of directors.

Our board of directors may award special remuneration to any director undertaking any special services on their behalf other than services ordinarily required of a director.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS, AND DIRECTOR INDEPENDENCE

Pleasant Kids, Inc.

There has been no transaction, since September 10, 2013, or currently proposed transaction.

Director Independence

Our common stock is quoted on the OTC Bulletin Board operated by FINRA (the Financial Industry Regulatory Authority), which does not impose any director independence requirements. Under NASDAQ rule 5605(a)(2), a director is not independent if he or she is also an executive officer or employee of the corporation or was, at any time during the past three years, employed by the corporation. Using this definition of independent director, we do not have any independent director.

LEGAL PROCEEDINGS

We know of no material, active or pending legal proceedings against our company, nor are we involved as a plaintiff in any material proceeding or pending litigation. There are no proceedings in which any of our directors, officers or affiliates, or any registered or beneficial stockholder, is an adverse party or has a material interest adverse to our interest.

MARKET PRICE OF AND DIVIDENDS ON OUR COMMON STOCK AND RELATED STOCKHOLDER MATTERS

Market Information

There is currently no established public trading market for our common stock. There is a limited public market for our common stock. Our common stock is not traded on any exchange. Our common stock is quoted on the OTC Bulletin Board under the trading symbol “NYBD”. Trading in stocks quoted on the OTC Bulletin Board is often thin and is characterized by wide fluctuations in trading prices due to many factors that may be unrelated or have little to do with a company’s operations or business prospects. We cannot assure you that there will be a market for our common stock in the future.

OTC Bulletin Board securities are not listed or traded on the floor of an organized national or regional stock exchange. Instead, OTC Bulletin Board securities transactions are conducted through a telephone and computer network connecting dealers in stocks. OTC Bulletin Board issuers are traditionally smaller companies that do not meet the financial and other listing requirements of a regional or national stock exchange.

Number of Holders

As of September 26, 97,207,360 issued and outstanding shares of our common stock were held by a total of 1,000 stockholders of record.

Dividends

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We have not declared any dividends since incorporation and do not anticipate that we will do so in the foreseeable future. Although there are no restrictions that limit the ability to pay dividends on our commons tock, our intention is to retain future earnings, if any, for use in our operations and the expansion of our business.

Securities Authorized for Issuance under Equity Compensation Plans

Our company has not adopted any equity compensation plans.

RECENT SALES OF UNREGISTERED SECURITIES

DESCRIPTION OF SECURITIES

General

Preferred “A” Stock

[Ten Million] (10,000,000) Shares of .001 par value Preferred “A” Stock upon such terms and conditions as the Board of Directors may determine at the time of issuance, without further action of the shareholders being required. Such Preferred “A” Shares may or may not be: issued in series, or redeemable by the Company. Such Preferred “A” Share are entitled to cumulative dividends. Such Preferred “A” Shares are convertible each into a number of shares equal to 75% of the then issued and outstanding number of common shares. The holders of Preferred Shares are entitled to vote on all matters submitted to a vote of Shareholders. Other terms and conditions may be imposed at the time of issuance.

Common Stock

[Seven Hundred and Fifty Million] (250,000,000) Shares of Common Stock having a par value of $0.001 per share. Holders of Common Stock are entitled to receive ratably such dividends, if any, as may be declared by the Board of Directors out of funds legally available therefor, subject to any preferential dividend rights of outstanding Preferred Stock. The holders of Common Stock have no preemptive, no voting, subscription, redemption or conversion rights.

Voting List

The officer or agent having charge of the stock transfer books for shares of the Corporation shall make a complete list of the shareholders entitled to vote at each meeting of shareholders or any adjournment thereof, arranged in alphabetical order, with the address of and the number of shares held by each. Such list shall be produced and kept open at the time and place of the meeting and shall be subject to the inspection of any shareholder during the whole time of the meeting for the purposes thereof.

Quorum

A majority of the outstanding shares of the Corporation entitled to vote, represented in person or by proxy, shall constitute a quorum at a meeting of shareholders. If less than a majority of the outstanding shares are represented at a meeting, a majority of the shares so represented may adjourn the meeting from time to time without further notice. At such adjourned meeting at which a quorum shall be present or represented, any business may be transacted which might have been transacted at the meeting as originally noticed. The shareholders present at a duly organized meeting may continue to transact business until adjournment, notwithstanding the withdrawal of enough shareholders to leave less than a quorum.

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Proxies

At all meetings of shareholders, a shareholder may vote in person or by proxy executed in writing by the shareholder or by his duly authorized attorney-in-fact. Such proxy shall be filed with the Secretary of the Corporation before or at the time of the meeting. A meeting of the Board of Directors may be had by means of a telephone conference or similar communications equipment by which all persons participating in the meeting can hear each other, and participation in a meeting under such circumstances shall constitute presence at the meeting.

Voting of Shares

Each outstanding share entitled to vote shall be entitled to one vote upon each matter submitted to a vote at a meeting of shareholders.

Voting of Shares By Certain Holders

Shares standing in the name of another Corporation may be voted by such officer, agent or proxy as the By-Laws of such Corporation may prescribe or, in the absence of such provision, as the Board of Directors of such Corporation may determine. Shares held by an administrator, executor, guardian or conservator may be voted by him, either in person or by proxy, without a transfer of such shares into his name. Shares standing in the name of a trustee may be voted by him, either in person or by proxy, but no trustee shall be entitled to vote shares held by him without a transfer of such shares into his name. Shares standing in the name of a receiver may be voted by such receiver, and shares held by or under the control of a receiver may be voted by such receiver without the transfer thereof into his name, if authority so to do be contained in an appropriate order of the court by which such receiver was appointed. A shareholder whose shares are pledged shall be entitled to vote such shares until the shares have been transferred into the name of the pledgee, and thereafter the pledgee shall be entitled to vote the shares so transferred. Shares of its own stock belonging to the Corporation shall not be voted, directly or indirectly, at any meeting, and shall not be counted in determining the total number of outstanding shares at any given time.

Informal Action By Shareholders

Unless otherwise provided by law, any action required to be taken at a meeting of the shareholders, or any other action which may be taken at a meeting of the shareholders, may be taken without a meeting if a consent in writing, setting forth the action so taken, shall be signed by all of the shareholders entitled to vote with respect to the subject matter thereof.

Articles of Incorporation and Bylaws

There are no provisions in our articles of incorporation or our bylaws that would delay, defer or prevent a change in control of our company and that would operate only with respect to an extraordinary corporate transaction involving our company, such as merger, reorganization, tender offer, sale or transfer of substantially all of its assets, or liquidation.

INDEMNIFICATION OF DIRECTORS AND OFFICERS

Our bylaws provide for the mandatory indemnification of our directors and officers to the fullest extent legally permissible under the Florida Revised Statutes from time to time against all expenses, liability and loss reasonably incurred or suffered by such person in connection with he or she having been or being a party to, threatening to be made a party to, or involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he or she is or was a director or an officer of the company. Advance payment of expenses by the company to such director or officer, as these expenses are incurred in defending a civil or criminal action, suit or proceeding, are subject to an undertaking by or on behalf of the director or officer to repay the amount of such payment if it is ultimately determined by a court of competent jurisdiction that he or she is not entitled to be indemnified by our company. The right of indemnification under our bylaws is not exclusive of any other right to indemnification a director or an officer may have.

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Our bylaws allow us to purchase and maintain insurance on behalf of any person who is or was a director or officer of our company against any liability asserted against such person and incurred in any such capacity or arising out of such status, whether or not we would have the power to indemnify such person. We have not purchased such insurance.

Item 9.01 Financial statements and exhibits

(a) The audited financial statements of the company acquired shall be provided by amendment to this Current Report on form 8-K12(g) not later than 71 calendar days after the date that the initial report on Form 8-K must be filed.

(b) Exhibits

10.1 Share Exchange Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PLEASANT KIDS, INC.

/s/ Robert Rico
Robert Rico
President, CEO and Director

September 27, 2013

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